Exhibit 10.1

INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT

INCREMENTAL AMENDMENT NO. 1, dated as of May 11, 2015 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of March 17, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among IMS Health Incorporated, a Delaware corporation (the “Parent Borrower”), Healthcare Technology Intermediate Holdings, Inc., a Delaware corporation, IMS AG, a Swiss corporation and a subsidiary of the Parent Borrower (the “Swiss Subsidiary Borrower”), IMS Japan K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of the Parent Borrower (the “Japanese Subsidiary Borrower” and together with the Parent Borrower and the Swiss Subsidiary Borrower, each a “Borrower” and collectively, the “Borrowers”), Bank of America, N.A., as administrative agent and as collateral agent (in such capacity, including any successor thereto, the “Administrative Agent”), and each lender from time to time party thereto (the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Parent Borrower has requested the issuance of Incremental Term Loans, which upon funding shall be in the form of an increase to the Term A Dollar Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment, pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement;

WHEREAS, the Parent Borrower, the Administrative Agent and the Incremental Lenders providing the Incremental Term Loans have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the incurrence of Incremental Term Loans pursuant to Section 2.14 of the Credit Agreement; and

WHEREAS, the Incremental Term A Dollar Lenders (as defined below) will make Incremental Term Loans to the Parent Borrower on the Amendment No. 1 Effective Date (as defined below).

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1.Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Incremental Term Loans

Section 2.1.Incremental Term Loans.  The Parent Borrower hereby (i) requests an increase in the aggregate amount of Term A Dollar Loans, to be referred to in the Credit Agreement as Incremental Term A Dollar Loans, in the aggregate principal amount of $200,000,000 from the Incremental Term A Dollar Lenders pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement, effective on the Amendment No. 1 Effective Date (it being acknowledged, for the avoidance of doubt, that this Section 2.1(i) shall constitute an “Incremental Loan Request” as defined in, and delivered pursuant to, Section 2.14 of the Credit Agreement), and (ii) confirms and agrees that the Parent Borrower will borrow the full amount of Incremental Term A Dollar Loans from the Incremental Term A Dollar Lenders on the Amendment No. 1 Effective Date.

Section 2.2.Agreements of Incremental Term A Lenders.  Each Incremental Term A Dollar Lender hereby agrees that (i) effective on and at all times after the Amendment No. 1 Effective Date, such Incremental Term A Dollar Lender will be bound by all obligations of a Lender under the Credit Agreement in respect of its Incremental Term A Dollar Commitment and its Incremental Term A Dollar Loans (in addition to all Term Loans of such Lender (if any) outstanding prior to the Amendment No. 1 Effective Date), and (ii) on the Amendment No. 1 Effective Date, such Incremental Term A Dollar Lender will fund Incremental Term A Dollar Loans in the amount of its Incremental Term A Dollar Loan Commitment.

Section 2.3.Incremental Term Loans.  The Incremental Term A Dollar Loans shall have the same terms as the Term A Dollar Loans outstanding prior to the Amendment No. 1 Effective Date (after giving effect to this Amendment), and upon the funding thereof pursuant to this Amendment and pursuant to Section 2.14 of the Credit Agreement, will constitute (x) a Term A Loan Increase which increases the aggregate amount of the Borrowing of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date, (y) together with the Term A Dollar Loans outstanding prior to the Amendment No. 1 Effective

Date, a single Class of Term Loans and (z) automatically and without any further action or notice by any party, Term A Dollar Loans for all purposes of the Credit Agreement except as otherwise set forth herein.

ARTICLE III

Amendments

Subject to the occurrence of the Amendment No. 1 Effective Date:

(a)Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Incremental Amendment No. 1 to this Agreement dated as of May 11, 2015.

“Amendment No. 1 Effective Date” means May 11, the date of effectiveness of Amendment No. 1.

“Incremental Term A Dollar Commitment” means, as to each Incremental Term A Dollar Lender party to Amendment No. 1, the obligation of such Person to make an Incremental Term A Dollar Loan to the Parent Borrower on the Amendment No. 1 Effective Date in the aggregate principal amount set forth opposite such Person’s name on Annex I to Amendment No. 1.  The aggregate principal amount of the Incremental Term A Dollar Commitments of all Incremental Term A Dollar Lenders on the Amendment No. 1 Effective Date is $200,000,000.

“Incremental Term A Dollar Lender” means a Person with an Incremental Term A Dollar Commitment to make Incremental Term A Dollar Loans to the Parent Borrower on the Amendment No. 1 Effective Date.

“Incremental Term A Dollar Loan” means the Loans made by the Incremental Term A Dollar Lenders pursuant to their respective Incremental Term A Dollar Commitments.

(b)Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:

“(d)Incremental Term A Borrowings.  Subject to the terms and conditions set forth in Amendment No. 1, on the Amendment No. 1 Effective Date, each Incremental Term A Dollar Lender severally agrees to make to the Parent Borrower an Incremental Term A Dollar Loan in an aggregate amount not to exceed the amount of such Incremental Term A Dollar Lender’s Incremental Term A Dollar Commitment. Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed. Incremental Term A Dollar Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(c)Section 2.06(b) of the Credit Agreement is hereby amended by adding the following paragraph (v) to such Section:

“(v)The Incremental Term A Dollar Commitments of the Incremental Term A Dollar Lenders shall be automatically and permanently reduced to $0 upon the funding of the Incremental Term A Dollar Loans on the Amendment No. 1 Effective Date.”

(d)Section 2.07 of the Credit Agreement is hereby amended by replacing clause (a) in its entirety with the following:

(i) “Term A Dollar Loans.  The Parent Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A)(i) on the last Business Day of each March, June, September and December commencing June 30, 2015 and ending March 31, 2017, an aggregate principal amount equal to 1.250% of the product of (x) the sum of (I) the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date plus (II) the aggregate amount of Incremental Term A Dollar Loans funded on the Amendment No. 1 Effective Date times (y) a fraction the numerator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding on the Term A Facility Funding Date and the denominator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date, (ii) on the last Business Day of each March, June, September and December commencing June 30, 2017 and ending March 31, 2018, an aggregate principal amount equal to 1.875% of the product of (x) the sum of (I) the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date plus (II) the aggregate amount of Incremental Term A Dollar Loans funded on the Amendment No. 1 Effective Date times (y) a fraction the numerator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding on the Term A Facility Funding Date and the denominator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date, and (iii) on the last Business Day of each March, June, September and December commencing June 30, 2018 and ending March 31, 2019, an aggregate principal amount equal to 2.500% of the product of (x) the sum of (I) the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date plus (II) the aggregate amount of Incremental Term A Dollar Loans funded on the Amendment No. 1 Effective Date times (y) a fraction the numerator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding on the Term A Facility Funding Date and the denominator of which is equal to the aggregate principal amount of Term A Dollar Loans outstanding immediately prior to the Amendment No. 1 Effective Date, (which payments, in each case, shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term A Dollar Loans, the aggregate principal amount of all Term A Dollar Loans outstanding on such date.

(ii) Term A Euro Loans.  The Parent Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December commencing with the last Business Day for the first full calendar quarter ending after the Term A Facility Funding Date, an aggregate principal amount equal to: (i) 1.25% of the aggregate principal amount of all Term A Euro Loans outstanding on the Term A Facility Funding Date for each calendar quarter ending on or prior to the third anniversary of the Term A Facility Funding Date, (ii) 1.875% of the aggregate principal amount of all Term A Euro Loans outstanding on the Term A Facility Funding Date for each calendar quarter ending after the third anniversary of the Term A Facility Funding Date and on or prior to the fourth anniversary of the Term A Facility Funding Date, and (iii) 2.50% of the aggregate principal amount of all Term A Euro Loans outstanding on the Term A Facility Funding Date for each calendar quarter ending after the fourth anniversary of the Term A Facility Funding Date and on or prior to the fifth anniversary of the Term A Facility Funding Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term A Euro Loans, the aggregate principal amount of all Term A Euro Loans outstanding on such date.”

(e)Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety with the following:

“Use the proceeds (a) of any Borrowing for any purpose not otherwise prohibited under this Agreement, including for general corporate purposes, working capital needs, the repayment of Indebtedness, the making of Restricted Payments and the making of Investments, (b) with respect to Term B Loans, to refinance the Tranche B-1 Term Loans and to pay fees and expenses in connection thereto and (c) with respect to Incremental Term A Dollar Loans, to repurchase certain of IMS Health Holdings, Inc.’s outstanding equity.”

ARTICLE IV

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a)The Administrative Agent (or its counsel) shall have received counterparts of this Amendment signed by the Parent Borrower, the Guarantors, the Incremental Term A Dollar Lenders and the Administrative Agent.

(b)The Administrative Agent shall have received the legal opinion of Ropes & Gray LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c)The Administrative Agent shall have received (i) copies of each Organization Document executed and delivered by the Parent Borrower and each Guarantor, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 1 Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of the Parent Borrower and each Guarantor executing this Amendment; (iii) resolutions of the Board of Directors or similar governing body of the Parent Borrower and each Guarantor approving and authorizing the execution, delivery and performance of this Amendment, and certified as of the Amendment No. 1 Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment and (iv) if available, a good standing certificate from the applicable Governmental Authority of the Parent Borrower and each Guarantor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 1  Effective Date.

(d)The Administrative Agent, Incremental Term A Dollar Lenders and lead arrangers shall have been paid all fees payable to the Administrative Agent, the Incremental Term A Dollar Lenders and the lead arrangers on the Amendment No. 1 Effective Date (including, without duplication of fees paid pursuant to this Amendment, those set forth in the Fee Letter dated April 28, 2015, by and among the Parent Borrower and the Incremental Term A Lenders party thereto) (it being understood that this condition shall be satisfied with respect to fees owed to the Incremental Term A Dollar Lenders when such fees are received by the Administrative Agent) and, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date (or as otherwise reasonably agreed by the Parent Borrower) out-of-pocket expenses required to be paid by the Parent Borrower in connection with this Amendment pursuant to Section 10.04 of the Credit Agreement, including the reasonable fees and expenses of Cahill Gordon & Reindel llp.

(e)At least three (3) Business Days prior to the Effective Date, the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) that has been requested in writing at least ten (10) Business Days prior to the Amendment No. 1 Effective Date.

(f)The Administrative Agent shall have received a Request for Credit Extension in respect of the Incremental Term A Dollar Loans.

(g)The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Credit Document shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(h)Upon the effectiveness of this Amendment and both before and immediately after giving effect to this Amendment, and the making of the Incremental Term A Dollar Loans on the Amendment No. 1 Effective Date as contemplated by this Amendment, no Default or Event of Default exists.

(i)The Administrative Agent shall have received a Solvency Certificate from Parent Borrower in substantially the form of Exhibit J to the Credit Agreement.

(j)The Administrative Agent shall have received evidence that all insurance required to be maintained pursuant to the Credit Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee and/or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Administrative Agent shall have reasonably requested to be so named.

(k)The Administrative Agent shall have received the results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to each of Parent Borrower and each Guarantor in the state of formation of such Person and with respect to such other locations and names listed on the Collateral Disclosure Schedule and reasonably requested by the Administrative Agent, together with copies of the financing statements (or similar documents) disclosed by such search as well as copies of a recent registered search of the U.S. Patent and Trademark Office and the U.S. Copyright Office reasonably requested by the Administrative Agent with respect to each of Parent Borrower and each Guarantor.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 1 Effective Date.

ARTICLE V

Representation and Warranties

The Parent Borrower represents and warrants as follows as of the date hereof: (a)  the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of the Parent Borrower and the Guarantors and (b) the execution, delivery and performance by the Parent Borrower and the Guarantors of this Amendment will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Gov ernmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date the Parent Borrower hereby confirms that:  (a) this Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing; (b) the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Credit Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects (after giving effect to any qualification therein) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects (after giving effect to any qualification therein)) as of such earlier date); and (c) no Default or Event of Default has occurred and is continuing.

ARTICLE VI

Miscellaneous

Section 6.1.Continuing Effect; No Other Amendments or Waivers.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.  This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

Section 6.2.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 6.3.Governing Law; Jurisdiction.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.  For the avoidance of doubt, Section 10.15 of the Credit Agreement shall apply to this Amendment.

Section 6.4.Reaffirmation.  The Parent Borrower and each Guarantor hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof on behalf of themselves and each other Loan Party, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 6.5.FATCA Non-grandfathering.  Solely for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment No. 1 Effective Date, the Borrowers and the Administrative Agent shall treat the Credit Agreement and any Term Loans and any Revolving Credit Loans made thereunder (including any Term Loans and any Revolving Credit Loans already outstanding) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 6.6.Effect of Amendment.  On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

IMS HEALTH INCORPORATED,
as Parent Borrower

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: Vice President and Treasurer

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, LLC, as a Guarantor

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: Vice President

ARSENAL HOLDING COMPANY, as a Guarantor

ARSENAL HOLDING (II) COMPANY, as a Guarantor

APPATURE INC., as a Guarantor

DATA NICHE ASSOCIATES, INC., as a Guarantor

IMS HEALTH FINANCE, INC., as a Guarantor

IMS HEALTH HOLDING CORPORATION, as a Guarantor

IMS HEALTH INDIA HOLDING CORPORATION, as a Guarantor

IMS HEALTH INVESTING CORPORATION, as a Guarantor

IMS HEALTH INVESTMENTS, INC., as a Guarantor

IMS HEALTH PURCHASING, INC., as a Guarantor

IMS HEALTH TRADING CORPORATION, as a Guarantor

IMS HOLDING INC., as a Guarantor

IMS SERVICES, LLC, as a Guarantor

IMS TRADING MANAGEMENT, INC., as a Guarantor

RX INDIA CORPORATION, as a Guarantor

THE AMUNDSEN GROUP, INC., as a Guarantor

VALUEMEDICS RESEARCH, LLC, as a Guarantor

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: President

ENTERPRISE ASSOCIATES L.L.C., as a Guarantor

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: Vice President

IMS CONTRACTING & COMPLIANCE, INC., as a Guarantor

IMS GOVERNMENT SOLUTIONS, INC., as a Guarantor

IMS HEALTH TRANSPORTATION SERVICES

CORPORATION, as a Guarantor

IMS SOFTWARE SERVICES LTD., as a Guarantor

MED-VANTAGE, INC., as a Guarantor

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: Treasurer

[Signature Page to Amendment No. 1]

COORDINATED MANAGEMENT HOLDINGS, L.L.C.,

as a Guarantor

COORDINATED MANAGEMENT SYSTEMS, INC.,

as a Guarantor

MARKET RESEARCH MANAGEMENT, INC., as a Guarantor

SPARTAN LEASING CORPORATION, as a Guarantor

By:	/s/ Cathy LoBosco
Name: Cathy LoBosco
Title: President

IMS HEALTH LICENSING ASSOCIATES L.L.C., as a Guarantor

By:	/s/ Sean Ascher
Name: Sean Ascher
Title: Responsible Officer

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD., as a Guarantor

By:	/s/ Harvey A. Ashman
Name: Harvey A. Ashman
Title: President

IMS CHINAMETRIK INCORPORATED, as a Guarantor

By:	/s/ Harvey A. Ashman
Name: Harvey A. Ashman
Title: President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Vice President

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as an Incremental Term A Dollar Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to Amendment No. 1]

HSBC BANK USA, N.A., as an Incremental Term A Dollar Lender

By:	/s/ AR Jackson
Name: AR Jackson
Title: M.D. Global Head of LAF

[Signature Page to Amendment No. 1]

Annex 1 to
Amendment No. 1 to Credit Agreement

Incremental Term A Dollar Commitments

Incremental Term A Dollar Lenders	Incremental Term A Dollar Commitment
Bank of America, N.A.	$100,000,000
HSBC Bank USA, N.A.	$100,000,000
Total:	$200,000,000